UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
_______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event
reported): October 21, 2013

Emerson Electric Co.
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(Exact Name of Registrant as Specified in Charter)

Missouri --------------------------------- (State or Other Jurisdiction of Incorporation)	1-278 ------------------- (Commission File Number)	43-0259330 --------------------------- (I.R.S. Employer Identification Number)

8000 West Florissant Avenue St. Louis, Missouri ------------------------------------------------ (Address of Principal Executive Offices)	63136 ------------------ (Zip Code)

Registrant’s telephone number, including area code:

(314) 553-2000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

The following information is furnished pursuant to Regulation FD.

Emerson 3-Month Orders Growth
(Percentage change versus prior year; trailing 3-month averages, excluding acquisitions and divestitures)

	July ‘13	August ‘13	September ‘13
Process Management	+10	0 to +5	0 to +5
Industrial Automation	-5 to 0	0 to +5	+5
Network Power	-5 to 0	-5 to 0	-5 to 0
Excl. Embedded Computing & Power	-5 to 0	-5 to 0	0 to +5
Climate Technologies	0 to +5	+5	+5
Commercial & Residential Solutions	0 to +5	0 to +5	+5 to +10
Total Emerson	0 to +5	0 to +5	0 to +5

September 2013 Orders Comments

Trailing three-month orders increased by 2 percent, consistent with the prior three months of underlying growth, as the modest global recovery continued, albeit with uneven demand across end markets. Excluding the embedded computing and power business, the rate of orders growth approached 4 percent, reflecting improving trends. Market conditions remained favorable in Process Management, Climate Technologies, and Commercial & Residential Solutions, along with continued improvement in Industrial Automation. The network power systems business turned positive. Currency translation was negligible.

Process Management orders growth of 4 percent reflected continued investment in energy and chemical markets, led by robust growth in China that drove acceleration in Asia. Underlying trends in North America improved, Latin America remained strong, Middle East and Africa was steady, and Europe slowed.

Industrial Automation end markets continued to recover moderately after protracted weakness. Underlying orders grew for the first time since April 2012, supported by improving demand for industrial goods and an increase in renewable energy projects. The power generating alternators business remained negative but continued to improve. Trends are expected to remain favorable as Europe and China strengthen.
Network Power orders declined modestly, as growth in the network power systems business was offset by a decrease in embedded computing and power. Telecommunications infrastructure investment accelerated, and data center market conditions remained mixed, with strength in Asia and Europe and slower demand in the Americas. Excluding embedded computing and power, near term demand is expected to remain positive.

Climate Technologies orders increased moderately, led by strength in Europe and in global refrigeration markets. The U.S. air conditioning business grew slightly, commercial markets remained slow, and Asia grew modestly.

Commercial & Residential Solutions orders reflected continued solid demand in U.S. residential markets, with growth in the professional tools and food waste disposers businesses particularly strong.

Upcoming Investor Events

On Tuesday, November 5, 2013, Emerson will report fourth quarter and fiscal year 2013 results. Management will discuss the results during a conference call at 3:00 p.m. ET the same day. Interested parties may listen to the live conference call via the Internet by visiting Emerson's website at www.Emerson.com/financial and completing a brief registration form. A replay of the conference call will remain available for approximately three months.

Forward-Looking and Cautionary Statements

Statements in this Current Report on Form 8-K that are not strictly historical may be “forward-looking” statements, which involve risks and uncertainties, and Emerson undertakes no obligation to update any such statements to reflect later developments. These risks and uncertainties include economic and currency conditions, market demand, pricing, protection of intellectual property, and competitive and technological factors, among others, as set forth in the Company's most recent Annual Report on Form 10-K and subsequent reports filed with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERSON ELECTRIC CO. (Registrant)

Date:	October 21, 2013	By:	/s/ John G. Shively
John G. Shively Assistant General Counsel and Assistant Secretary